                                                      Exhibit 24

                              POWER OF ATTORNEY


          The undersigned members of the Board of Directors and

     Executive Officers of Emerson Electric Co., a Missouri corporation with principal offices at 8000 West Florissant Avenue, St. Louis,

     Missouri 63136, hereby appoint W. J. Galvin as their Attorney-in-

     Fact for the purpose of signing Emerson Electric Co.'s Securities and Exchange Commission Form 10-K (and any and all amendments thereto) for the fiscal year ended September 30, 1994.

     Dated:          December 21, 1994.
                    -------------------
          Signature                          Title
          ---------                          -----


     /s/C. F. Knight                    Chairman of the Board and Chief
     -----------------------------      Executive Officer and Director
     C. F. Knight


     /s/W. J. Galvin                    Senior Vice President -
     -----------------------------      Finance and Chief Financial
     W. J. Galvin                       Officer (and Principal Accounting
                                        Officer)


     /s/J. J. Adorjan                   Director
     -----------------------------
     J. J. Adorjan


     /s/L. L. Browning, Jr.             Director
     -----------------------------
     L. L. Browning, Jr.


     /s/A. A. Busch, III                Director
     -----------------------------
     A. A. Busch, III


     /s/D. C. Farrell                   Director
     -----------------------------
     D. C. Farrell


     /s/J. A. Frates                    Director
     -----------------------------
     J. A. Frates

     /s/R. B. Horton                    Director
     -----------------------------
     R. B. Horton


     /s/G. A. Lodge                     Director
     -----------------------------
     G. A. Lodge


     /s/V. R. Loucks, Jr.                Director
     -----------------------------
     V. R. Loucks, Jr.


     /s/R. B. Loynd                      Director
     -----------------------------
     R. B. Loynd


     /s/B. A. Schriever                 Director
     -----------------------------
     B. A. Schriever


     /s/R. W. Staley                    Director
     -----------------------------
     R. W. Staley


     /s/A. E. Suter                     Director
     -----------------------------
     A. E. Suter


     /s/W. M. Van Cleve                 Director
     -----------------------------
     W. M. Van Cleve


     /s/E. E. Whitacre, Jr.             Director
     -----------------------------
     E. E. Whitacre, Jr.


     /s/E. F. Williams, Jr.             Director
     -----------------------------
     E. F. Williams, Jr.